                                                                 EXHIBIT 10.34

                              SUBSIDIARY GUARANTY
                              -------------------

          This Subsidiary Guaranty, dated as of May 15, 1998, is made by each entity identified on the signature pages hereof (each, a "Guarantor" and collectively, "Guarantors") in favor of Union Bank of California, N.A. (the "Agent"), as agent for the financial institutions (each, a "Lender" and collectively, "Lenders") party to the Credit Agreement described below.

                                    RECITALS

          A. P-Com, Inc., a Delaware corporation ("Borrower"), has entered into that certain Credit Agreement dated as of May 15, 1998 with Agent and Lenders (said Credit Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement"; capitalized terms defined therein and not otherwise defined herein being used herein as therein defined).

          B. Each Guarantor is a direct or indirect subsidiary of the Borrower and expects to derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement.

          C. It is a condition precedent to the extension of credit under the Credit Agreement that each Guarantor shall have guaranteed payment of each and all the debts, liabilities and obligations of the Borrower and each other Subsidiary of the Borrower under the Loan Documents, on the terms set forth herein.

          NOW, THEREFORE, in consideration of the foregoing and in order to induce the Lenders to extend credit to the Borrower under the Credit Agreement, each Guarantor hereby agrees as follows:

                                   ARTICLE I
                        DEFINITIONS AND ACCOUNTING TERMS

          SECTION 1.1  General Definitions.  Except as otherwise specifically
                       -------------------
provided herein, the terms that are defined in Section 1.1 of the Credit Agreement shall have the same meanings when used in this Guaranty.

          SECTION 1.2  Certain Defined Terms.  As used in this Guaranty, the
                       ---------------------
following terms shall have the following meanings:

          "Bankruptcy Code" means Title 11 of the United States Code, as from
           ---------------
time to time amended.

          "Bankruptcy, Insolvency or Liquidation Proceeding" means (i) any case
           ------------------------------------------------
commenced by or against the Borrower under any chapter of the United States Bankruptcy Code, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the Borrower, any receivership or assignment for the benefit of creditors relating to the Borrower or any similar case or proceeding relative to the Borrower or its creditors, as such, in each case whether or not voluntary, (ii) any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Borrower, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency, and (iii) any other proceeding of any type or nature in which claims against the Borrower generally are determined, proven or paid.

          "Disallowed Post-Commencement Interest and Expenses" means any claim
           --------------------------------------------------
for interest on Loans accrued or computed for or as to any period of time at any time after the commencement of any Bankruptcy, Insolvency or Liquidation Proceeding at the rate (including any applicable post-default rate) set forth in the Credit Agreement or other applicable Loan Document or for fees, expense reimbursements, indemnification or other similar obligations accrued or determined for or as to any such period of time in accordance with the provisions of the Credit Agreement or any such Loan Document, if such claim is not allowed, allowable or enforceable in such Bankruptcy, Insolvency or Liquidation Proceeding.

          "Guaranteed Obligations" has the meaning assigned to that term in
           ----------------------
Section 2.1.

          "Guaranty" means this Subsidiary Guaranty, dated as of May 15, 1998,
           --------
as it may be amended, supplemented or otherwise modified from time to time.

          "Guaranty Taxes" has the meaning assigned to that term in Section
           --------------
3.8(a).

              "Subordinated Liabilities" has the meaning assigned to that term
              -------------------------
in Section 2.8(a).


                                   ARTICLE II
                        GUARANTY AND RELATED PROVISIONS

          SECTION 2.1  Guaranty.  Each Guarantor hereby unconditionally:
                       --------

     (a) guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of (i) all obligations of Borrower in respect of notes, advances, borrowings, loans, debts, letters of credit, interest, fees, costs, expenses (including, without limitation, reasonable legal fees and expenses of counsel and allocated costs of internal counsel), indemnities and liabilities of whatsoever nature now or hereafter made, incurred or created, whether absolute or contingent, liquidated or unliquidated, whether due or not due, and however arising under or in connection with the Credit Agreement and the other Loan

Documents, including those arising under successive borrowing transactions under the Credit Agreement which shall either continue such obligations of Borrower or from time to time renew them after they have been satisfied, (ii) all liabilities of each Guarantor now outstanding or hereafter arising under this Guaranty, and (iii) each other debt, liability or obligation of the Borrower or any Subsidiary of the Borrower now outstanding or hereafter arising under any of the Loan Documents (such obligations, liabilities and other debts, liabilities and obligations, collectively, are the "Guaranteed Obligations"), and

     (b) agrees to pay on demand (i) all Disallowed Post-Commencement Interest and Expenses, to the Person entitled to payment thereof if the claim therefor had been allowed in any Bankruptcy, Insolvency or Liquidation Proceeding, and
(ii) all costs and expenses (including, without limitation, reasonable attorneys' fees and legal expenses of counsel and allocated costs of internal counsel) incurred by Agent or any Lender in enforcing this Guaranty.

          SECTION 2.2  Acceleration of Payment.  If (i) the Loans and other
                       -----------------------
amounts due under the Credit Agreement and the other Loan Documents become immediately due and payable pursuant to Section 7.1 of the Credit Agreement,
(ii) any Bankruptcy, Insolvency or Liquidation Proceeding is commenced voluntarily by any Guarantor, or (iii) any Bankruptcy, Insolvency or Liquidation Proceeding is commenced involuntarily against any Guarantor and either (x) remains pending for more than 60 days or (y) an order for relief is granted or consented to by the Borrower or by the debtor therein, then all liability of each Guarantor under this Guaranty in respect of any Guaranteed Obligation that is not then due and payable shall thereupon become and be immediately due and payable, without notice or demand.

          SECTION 2.3  Guaranty Absolute and Unconditional.  Each Guarantor
                       -----------------------------------
guarantees that the Guaranteed Obligations will be paid in accordance with the terms of the Credit Agreement and the other Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights and claims of Agent or any Lender against the Borrower or any Subsidiary of the Borrower with respect thereto and even if any such rights or claims are modified, reduced or discharged in a Bankruptcy, Insolvency or Liquidation Proceeding or otherwise. The obligations of each Guarantor under this Guaranty are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Guaranty, whether or not any action is brought against the Borrower or any other Guarantor and whether or not the Borrower or any other Guarantor is joined in any such action or actions. The liability of each Guarantor under this Guaranty shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of the Credit Agreement or any other Loan Document or any other agreement or instrument relating thereto; (ii) any change in the time, manner or place of payment of, or in any other term of, any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from the Credit Agreement or any other Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to the Borrower or any of its Subsidiaries or otherwise; (iii) any taking, exchange, release or non-perfection of any Lien securing, or any taking, release or amendment or waiver of or consent to departure from any other guaranty of, any of the Guaranteed Obligations; (iv) any manner or order of sale or other enforcement of any Lien securing any or all of the Guaranteed Obligations or any manner or order of application of the proceeds of any such Lien to the payment of the Guaranteed Obligations or any failure to enforce any Lien or to apply any proceeds thereof; (v) any change, restructuring or termination of the corporate structure or existence of the Borrower or any of its Subsidiaries; or (vi) any other circumstance which might otherwise constitute a defense (except the defense of payment) available to, or a discharge of, a surety or guarantor.

          SECTION 2.4  Guaranty Irrevocable and Continuing.  This Guaranty is an
                       -----------------------------------
irrevocable and continuing offer and agreement guaranteeing payment of any and all Guaranteed Obligations and shall extend to all Guaranteed Obligations now outstanding or created or incurred at any future time, whether or not created or incurred pursuant to any agreement presently in effect or hereafter made, until all obligations of the Lenders to extend credit to the Borrower have expired or been terminated and all Guaranteed Obligations have been fully, finally and indefeasibly paid. To the extent any contingent obligation survives the expiration or termination of the Credit Agreement and the repayment of the Loans, each Guarantor's liability under this Guaranty shall likewise survive.

          SECTION 2.5  Reinstatement.  If at any time any payment on any
                       -------------
Guaranteed Obligation is set aside, avoided or rescinded or must otherwise be restored or returned, this Guaranty and the liability of each Guarantor under this Guaranty shall remain in full force and effect and, if previously released or terminated, shall be automatically and fully reinstated, without any necessity for any act, consent or agreement of any Guarantor, as fully as if such payment had never been made and as fully as if any such release or termination had never become effective.

          SECTION 2.6  Waiver.  Each Guarantor hereby waives and relinquishes
                       ------
all rights, remedies and defenses accorded by applicable law to sureties or guarantors and agrees not to assert or take advantage of any such rights, remedies or defenses, including without limitation:

          (a) any right to require Agent or any Lender to proceed against Borrower or any other Person or to proceed against or exhaust any security held by Agent or any Lender at any time or to pursue any other remedy in the power of Agent or any Lender before proceeding against such Guarantor;

          (b) the defense of the statute of limitations in any action hereunder or in any action for the collection or performance of any Guaranteed Obligations;

          (c) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other Person or the failure of Agent or any Lender to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other Person;

          (d) demand, presentment, protest and notice of any kind, including without limitation notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of Borrower, Agent, any Lender, any endorser or creditor of Borrower or any Guarantor or on the part of any other Person under this or any other instrument in connection with any obligation or evidence of indebtedness held by Agent or any Lender as Collateral or in connection with any Guaranteed Obligations;

          (e) any defense based upon an election of remedies by Agent or any Lender (including without limitation an election to proceed by non-judicial rather than judicial foreclosure) irrespective of whether such election destroys or otherwise impairs any subrogation rights of any Guarantor, the right of such Guarantor to proceed against Borrower (or any other Person) for reimbursement, or both (it being understood that as a consequence of the waiver set forth in this Section 2.6(e), such Guarantor is waiving, among other things, any defense that such Guarantor might be able to invoke under California law based upon the argument (as enunciated in, among other cases, Union Bank v. Gradsky, 265 Cal.
                                               ---------------------
App. 2d 40 (1968), and Cathay Bank v. Lee, 93 Los Angeles Daily Journal D.A.R.
                       ------------------
4871 (1993)), that an election by a lender to foreclose non-judicially under a deed of trust effects a release of the Guarantor from any obligation to pay, under its guaranty, any portion of the guaranteed obligation remaining unpaid after the non-judicial foreclosure since the non-judicial foreclosure could destroy or impair such Guarantor's subrogation or other rights to obtain any reimbursement from the Borrower for such payments);

          (f) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

          (g) any duty on the part of Agent or any Lender to disclose to such Guarantor any facts Agent or any Lender may now or hereafter know about Borrower, regardless of whether Agent or any Lender has reason to believe that any such facts materially increase the risk beyond that which such Guarantor intends to assume, or has reason to believe that such facts are unknown to such Guarantor, or has a reasonable opportunity to communicate such facts to such Guarantor, since such Guarantor acknowledges that such Guarantor is fully responsible for being and keeping informed of the financial condition of Borrower and of all circumstances bearing on the risk of non-payment of any Guaranteed Obligations;

          (h) any defense arising because of the election by Agent or any Lender, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code; and

          (i) any defense based upon any borrowing or grant of a security interest under Section 364 of the Federal Bankruptcy Code.

          Without limiting the generality of the foregoing, each Guarantor hereby expressly waives any and all benefits which might otherwise be available to such Guarantor under California Civil Code Sections 2809, 2810, 2819, 2839, 2845 through 2850, 2899 and 3433, California Code of Civil Procedure Sections 580(a), 580(b), 580(d) and 726, and California Commercial Code Section 3606(1).

          SECTION 2.7  Subrogation.  Each Guarantor hereby represents, warrants
                       -----------
and agrees, in respect of any and all present and future rights of subrogation, recourse, reimbursement, indemnity, exoneration, contribution and other claims in respect of the Guaranteed Obligations that such Guarantor at any time may have against the Borrower, any other Guarantor or any other Person liable for the payment of any of the Guaranteed Obligations (including, without limitation, the owner of any interest in collateral subject to a Lien securing any of the Guaranteed Obligations) as a result of or in connection with this Guaranty or any payment hereunder, that:

          (a) No Agreement.  Such Guarantor has not entered into, and agrees
              ------------
that, until the Guaranteed Obligations have been repaid in full, it will not enter into, any agreement providing, directly or indirectly, for any such right or claim against the Borrower or, except as set forth in Section 2.10, against any other Subsidiary of the Borrower, and each such agreement now existing or, until the Guaranteed Obligations have been repaid in full, hereafter entered into (except as provided for in Section 2.10) is and shall be void;

          (b) Release.  Such Guarantor waives and releases any such right or
              -------
claim against the Borrower, any other Guarantor or any other such Person until the Guaranteed Obligations have been paid in full;

          (c)  Capital Contribution.  Neither the execution and delivery of this
               --------------------
Guaranty by such Guarantor nor any payment by such Guarantor under this Guaranty shall give rise to any claim (as that term is defined in the Bankruptcy Code) in favor of such Guarantor against the Borrower until the Guaranteed Obligations have been paid in full; and

          (d) Subordination of Contribution Rights.  Such Guarantor reserves, as
              ------------------------------------
against each other Guarantor, its right of contribution under Section 2.10 but agrees that all such contribution rights shall be included among the Subordinated Liabilities.

          SECTION 2.8  Subordination Provisions.
                       ------------------------

          (a) Subordination.  Any and all present and future debts, liabilities
              -------------
and obligations of every type and description (whether for money borrowed, on intercompany accounts, for provision of goods or services, under tax sharing or contribution agreements or on account of any other transaction, agreement, occurrence or event and whether absolute or contingent, direct or indirect, matured or unmatured, liquidated or unliquidated, created directly or acquired from another, or sole, joint, several or joint and several) of the Borrower or any Guarantor now outstanding or hereafter incurred or owed to any Guarantor (the "Subordinated Liabilities") shall be, and hereby are, subordinated to full and final payment of the Guaranteed Obligations.

          (b) Prohibited Payments.  If any Event of Default or Potential Default
              -------------------
occurs, then for so long as such Event of Default or Potential Default may be continuing, no Guarantor will demand, sue for, accept or receive, or cause or permit any other Person to make, any payment on or transfer of property on account of any Subordinated Liabilities.

          (c) No Liens or Transfers.  Each Guarantor agrees that (i) it will not
              ---------------------
demand, accept or hold any Lien upon any real or personal property of the Borrower or any Guarantor as security for any of the Subordinated Liabilities and (ii) any such Lien shall be void.

          (d) Insolvency Proceedings.  In any Bankruptcy, Insolvency or
              -----------------------
Liquidation Proceeding, Agent, for the ratable benefit of the Lenders, shall be entitled to receive payment in full of all amounts due or to become due on or in respect of the Guaranteed Obligations, or provision shall be made for such payment in money or money's worth, before any Guarantor is entitled to receive any payment or distribution of any kind or character, whether in cash, property or securities, on account of any of the Subordinated Liabilities, and to that end Agent, for the ratable benefit of the Lenders, shall be entitled to receive, for application to the payment thereof, all payments and distributions of any kind or character, whether in cash, property or securities (including any such payment or distribution which may be payable or deliverable by reason of the payment of any other debt or liability of the Borrower or any Subsidiary of the Borrower being subordinated to the payment of the Subordinated Liabilities), which may be payable or deliverable in respect of the Subordinated Liabilities in any such Bankruptcy, Insolvency or Liquidation Proceeding.

          (e) Disallowed Post-Commencement Interest and Expenses.  If in any
              --------------------------------------------------
Bankruptcy, Insolvency or Liquidation Proceeding (i) any payment or distribution of any kind or character, whether in cash, property or securities (including any such payment or distribution which may be payable or deliverable by reason of the payment of any other debt or liability of the Borrower or any Subsidiary of the Borrower being subordinated to the payment of the Subordinated Liabilities) is payable or deliverable in respect of the Subordinated Liabilities, and (ii) Agent or Lenders are not otherwise entitled to receive such payment or distribution pursuant to Section 2.8(d), and (iii) any amount remains unpaid to the Lenders on account of any Disallowed Post-Commencement Interest and Expenses, then the Agent, for the ratable benefit of the Lenders, shall be entitled to receive payment of all such unpaid Disallowed Post-Commencement Interest and Expenses from and out of any and all such payments and distributions in respect of the Subordinated Liabilities.

          (f) Held in Trust.  If any payment, transfer or distribution is made
              -------------
to any Guarantor upon any Subordinated Liabilities that is not permitted to be made under this Section 2.8 or that any Lender or Agent is entitled to receive under this Section 2.8, such Guarantor shall receive and hold the same in trust, as trustee for the benefit of Agent and Lenders, and shall forthwith transfer and deliver the same to the Agent, for the ratable benefit of Lenders, in precisely the form received (except for any required endorsement), for application to the payment of Guaranteed Obligations or any unpaid Disallowed Post-Commencement Interest and Expenses.

          (g) Claims in Bankruptcy.  Each Guarantor will file all claims against
              --------------------
the Borrower or any Subsidiary of the Borrower in any Bankruptcy, Insolvency or Liquidation Proceeding in which the filing of claims is required or permitted by law upon any of the Subordinated Liabilities and will assign to the Agent, for the benefit of Lenders, all rights of such Guarantor thereunder. If any Guarantor does not file any such claim at least 30 days prior to any applicable claims bar date, the Agent is hereby authorized (but shall not be obligated), as attorney-in-fact for such Guarantor with full power of substitution, either to file such claim or proof thereof in the name of such Guarantor or, at the option of the Agent, to assign the claim and cause the claim or proof thereof to be filed by an agent or nominee. The Agent, and its agents and nominees shall have the sole right, but no obligation, to accept or reject any plan proposed in such Bankruptcy, Insolvency or Liquidation Proceeding and to cast any votes and to take any other action with respect to all claims upon any of the Subordinated Liabilities.

          (h) Subordination Effective and not Impaired.  This Section 2.8 shall
              ----------------------------------------
remain effective for so long as this Guaranty is continuing and thereafter for so long as any Guaranteed Obligation is outstanding. Each Guarantor's obligations under this Section 2.8: (i) shall be absolute and unconditional as set forth in Section 2.3, irrevocable and continuing as set forth in Section 2.4, subject to reinstatement as set forth in Section 2.5 and not be affected or impaired by any of the matters waived in Section 2.6; (ii) shall be subject to the provisions of Article III; and (iii) shall otherwise be as equally enduring and free from defenses as such Guarantor's liability under this Guaranty.

          SECTION 2.9  Fraudulent Transfer Limitation.  If, in any action to
                       ------------------------------
enforce this Guaranty or any proceeding to allow or adjudicate a claim under this Guaranty, a court of competent jurisdiction determines that enforcement of this Guaranty against any Guarantor for the full amount of the Guaranteed Obligations is not lawful under, or would be subject to avoidance under, Section 548 of the Bankruptcy Code or any applicable provision of comparable state law, the liability of such Guarantor under this Guaranty shall be limited to the maximum amount lawful and not subject to avoidance under such law.

          SECTION 2.10   Contribution among Guarantors.  The Guarantors desire
                         -----------------------------
to allocate among themselves, in a fair and equitable manner, their rights of contribution from each other when any payment is made by one of the Guarantors under this Guaranty. Accordingly, if any payment is made by a Guarantor under this Guaranty (a "Funding Guarantor") that exceeds its Fair Share, the Funding Guarantor shall be entitled to a contribution from each other Guarantor in the amount of such other Guarantor's Fair Share Shortfall, so that all such contributions shall cause each Guarantor's Aggregate Payments to equal its Fair Share. For these purposes:

          (a) "Fair Share" means, with respect to a Guarantor as of any date of determination, an amount equal to (i) the ratio of (x) the Adjusted Maximum Amount of such Guarantor to (y) the aggregate Adjusted Maximum Amounts of all Guarantors, multiplied by (ii) the aggregate amount paid on or before such date by all Funding Guarantors under this Guaranty.

          (b) "Fair Share Shortfall" means, with respect to a Guarantor as of any date of determination, the excess, if any, of the Fair Share of such Guarantor over the Aggregate Payments of such Guarantor.

          (c) "Adjusted Maximum Amount" means, with respect to a Guarantor as of any date of determination, the maximum aggregate amount of the liability of such Guarantor under this Guaranty, limited to the extent required under Section
2.9 (except that, for purposes solely of this calculation, any assets or liabilities arising by virtue of any rights to or obligations of contribution under this Section 2.10 shall not be counted as assets or liabilities of such Guarantor).

          (d) "Aggregate Payments" means, with respect to a Guarantor as of any date of determination, the aggregate net amount of all payments made on or before such date by such Guarantor under this Guaranty (including, without limitation, under this Section 2.10).

The amounts payable as contributions hereunder shall be determined by the Funding Guarantor as of the date on which the related payment or distribution is made by the Funding Guarantor, and such determination shall be binding on the other Guarantors absent manifest error. The allocation and right of contribution among the Guarantors set forth in this Section 2.10 shall not be construed to limit in any way the liability of any Guarantor under this Guaranty.

          SECTION 2.11  Joint and Several Obligation.  This Guaranty and all
                        ----------------------------
liabilities of each Guarantor hereunder shall be the joint and several obligation of each Guarantor and may be freely enforced against each Guarantor, for the full amount of the Guaranteed

Obligations (subject to Section 2.9), without regard to whether enforcement is sought or available against any other Guarantor.



                                  ARTICLE III
                            MISCELLANEOUS PROVISIONS

          SECTION 3.1  Condition of the Borrower.  Each Guarantor is fully aware
                       -------------------------
of the financial condition of the Borrower and its Subsidiaries and is executing and delivering this Guaranty based solely upon such Guarantor's own independent investigation of all matters pertinent hereto and is not relying in any manner upon any representation or statement by any Lender or the Agent. Each Guarantor represents and warrants that it is in a position to obtain, and each Guarantor hereby assumes full responsibility for obtaining, any additional information concerning the financial condition of the Borrower and each of its Subsidiaries and any other matter pertinent hereto as such Guarantor may desire, and such Guarantor is not relying upon or expecting Agent or any Lender to furnish to such Guarantor any information now or hereafter in the possession of Agent or any Lender concerning the same or any other matter. By executing this Guaranty, each Guarantor knowingly accepts the full range of risks encompassed within a contract of this type, which risks each Guarantor acknowledges. No Guarantor shall have the right to require Agent or any Lender to obtain or disclose any information with respect to the Guaranteed Obligations, the financial condition or prospects of the Borrower or any Subsidiary of the Borrower, the ability of the Borrower or any Subsidiary of the Borrower to pay or perform the Guaranteed Obligations, the existence, perfection, priority or enforceability of any collateral security for any or all of the Guaranteed Obligations, the existence or enforceability of any other guaranties of all or any part of the Guaranteed Obligations, any action or non-action on the part of any Lender, Agent, the Borrower, any Subsidiary of the Borrower or any other Person, or any other event, occurrence, condition or circumstance whatsoever.

          SECTION 3.2    Amendments.
                         ----------

          (a) Amendment to Guaranty.  No amendment or waiver of any provision of
              ---------------------
this Guaranty, no consent to any departure by any Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Majority Lenders under the Credit Agreement, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given, except that no amendment, waiver or consent shall, unless in writing and signed by all Lenders under the Credit Agreement (i) reduce or discharge the liability of any Guarantor hereunder, or (ii) postpone any date fixed for payment hereunder.

          (b) Amendment or Modification of Other Loan Documents.  The other Loan
              -------------------------------------------------
Documents may be amended, modified or supplemented in accordance with their terms without notice to or consent or agreement by any Guarantor, including, without limitation, so as to (i) alter, compromise, modify, accelerate, extend, renew, refinance or change the time or manner for making of Loans, provision of other financial accommodations, or the payment or performance of all or any portion of the Guaranteed Obligations, (ii) increase or reduce the rate of interest or amount of principal payable on the Guaranteed Obligations, (iii) release or discharge the Borrower, any other Loan Party or any other Person as to all or any portion of the Guaranteed Obligations, or (iv) release, substitute or add any one or more guarantors or endorsers, accept additional or substituted security for payment or performance of the Guaranteed Obligations, or release or subordinate any security therefor.

          SECTION 3.3  Notices.  All notices and other communications provided
                       -------
for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered, if to any Guarantor, c/o P-Com, Inc., 3175 S. Winchester Blvd., Campbell, California 95008, Attention: Chief Financial Officer, and if to Agent, at its address specified in the Credit Agreement, or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall, when mailed, telecopied, telegraphed, telexed or cabled, be effective when deposited in the mails, telecopied, delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively.

          SECTION 3.4  Right of Set off.  If any Loans become immediately due
                       ----------------
and payable pursuant to Section 7.1 of the Credit Agreement, any Lender or Agent, shall have the right at any time, and from time to time thereafter, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other liability at any time owing by any Lender or Agent to or for the credit or the account of any Guarantor against any and all liability of such Guarantor under this Guaranty, whether or not such Lender or Agent shall have made any demand under this Guaranty and even though such deposit or liability may then be unmatured. The rights of Agent and Lenders under this Section 3.4 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which Agent and Lenders may have.

          SECTION 3.5  Successors and Assigns.  This Guaranty is binding upon
                       ----------------------
and enforceable against each Guarantor, its successors and assigns, and shall inure to the benefit of, and be enforceable by, the Agent, Lenders and their representatives, successors and assigns.

          SECTION 3.6  No Inquiry.  Agent and Lenders may rely, without further
                       ----------
inquiry, on the power and authority of each Guarantor, the Borrower and each of its Subsidiaries and on the authority of all officers, directors and agents acting or purporting to act on their behalf.

          SECTION 3.7  Involuntary Proceedings.  So long as any Lender is
                       -----------------------
obligated to extend credit under the Credit Agreement or any Guaranteed Obligations are outstanding, no Guarantor will, without the prior written consent of all Lenders under the Credit Agreement, commence or join with any other Person in commencing any Bankruptcy, Insolvency or Liquidation Proceeding against the Borrower or any of its Subsidiaries.

              SECTION 3.8  Payments Free and Clear of Taxes.
              ---------------------------------------------

          (a) Payment.  Each Guarantor agrees to pay any and all present or
              -------
future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Guaranty, excluding taxes imposed on the Agent's or Lenders' income and franchise taxes (such nonexcluded items being, collectively, the "Guaranty Taxes").

          (b) Indemnity.  Each Guarantor hereby indemnifies Agent and each
              ---------
Lender for the full amount of Guaranty Taxes (including, without limitation, any Guaranty Taxes imposed by any jurisdiction on amounts payable under this Section 3.8) paid by Agent or any Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto (plus interest on any amounts due hereunder from such Guarantor and not paid within thirty days from the date written demand is made therefor at a rate equal to the rate payable under the Credit Agreement on Base Rate Loans during the continuance of a default in the repayment of Loans), whether or not such Guaranty Taxes were correctly or legally asserted; provided, however, that if any such Agent or Lender subsequently recoups all or any part of such amount from the relevant taxation authority or other authority, then such Agent or Lender shall identify and remit the amount of the recoupment to such Guarantor within five Business Days after it receives the recoupment.

          (c) Survival.  Without prejudice to the survival of any other
              --------
agreement of any Guarantor hereunder, the agreements and obligations of each Guarantor contained in this Section 3.8 shall survive the full and final payment and performance of the Guaranteed Obligations.

          (d) Receipt.  Within 30 days after the date of any payment of Guaranty
              -------
Taxes by any Guarantor, such Guarantor shall furnish to the Agent a receipt for any Guaranty Taxes paid by such Guarantor pursuant to this Section 3.8.

          SECTION 3.9  No Waiver; Remedies.  No failure on the part of Agent or
                       -------------------
any Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, and no single or partial exercise of any right hereunder shall preclude any other or further exercise of any other right or of the same right as to any other matter or on a subsequent occasion.

          SECTION 3.10  Remedies Cumulative.  All rights, powers and remedies of
                        -------------------
any Lender or Agent under this Guaranty, under any other agreement now or at any time hereafter in effect between the Agent, Lenders and any Guarantor (whether relating to the Guaranteed Obligations or otherwise) or now or hereafter existing at law or in equity or by statute or otherwise, shall be cumulative and concurrent and not alternative and each such right, power and remedy may be exercised independently of, and in addition to, each other such right, power or remedy.

          SECTION 3.11  Severally Enforceable.  This Guaranty may be enforced
                        ---------------------
severally and successively in one or more actions, whether independent, concurrent, joint, successive or otherwise.

          SECTION 3.12  Counterparts.  This Guaranty may be executed in
                        ------------
counterparts, and each such counterpart for all purposes shall be deemed an original and all such counterparts together shall constitute but one and the same agreement.

          SECTION 3.13  Severability.  If any provision hereof or the
                        ------------
application thereof in any particular circumstance is held to be unlawful or unenforceable in any respect, all other provisions hereof and such provision in all other applications shall nevertheless remain effective and enforceable to the maximum extent lawful.

          SECTION 3.14  Integration.  This Guaranty and the other Loan Documents
                        -----------
to which any Guarantor is party are intended as an integrated and final expression of the entire agreement of such Guarantor with respect to the subject matter hereof and thereof. No representation, understanding, promise or condition concerning the subject matter hereof and thereof shall be binding upon any Lender or Agent unless expressed herein or therein, and no course of prior dealing or usage of trade, and no parol or extrinsic evidence of any nature, shall be admissible to supplement, modify or vary any of the terms hereof or thereof. Acceptance of or acquiescence in a course of performance rendered under this Guaranty or any other dealings between any Guarantor and any Lender or Agent shall not be relevant to determine the meaning of this Guaranty even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

          SECTION 3.15  GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF
                        ----------------------------------------------------
JURY TRIAL; WAIVER OF DAMAGES.
-----------------------------

          (a) GOVERNING LAW.  THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED
              -------------
IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

          (b) SUBMISSION TO JURISDICTION.  ANY LEGAL ACTION OR PROCEEDING WITH
              --------------------------
RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COUNTY OF SAN FRANCISCO OR SANTA CLARA, STATE OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE JURISDICTION OF THOSE COURTS. EACH PARTY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON
                                                            ---------
CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR
----------
PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS GUARANTY OR ANY DOCUMENT RELATED HERETO. SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS MAY BE MADE BY ANY MEANS PERMITTED BY CALIFORNIA LAW.

          (c) WAIVER OF JURY TRIAL.  EACH PARTY HERETO WAIVES ALL RIGHTS TO A
              --------------------
TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS GUARANTY, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE, AND AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH PARTY FURTHER AGREES THAT ITS RIGHT TO A TRIAL BY JURY IS HEREBY WAIVED AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS.

          SECTION 3.16  Acceptance and Notice.  Each Guarantor acknowledges
                        ---------------------
acceptance hereof and reliance hereon by the Agent and Lenders and waives, irrevocably and forever, all notice thereof.

          IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

               CONTROL RESOURCES CORPORATION


               By: /s/ Bruce O'Pray
                   -------------------------------
                    Name: Bruce O'Pray
                    Title: CEO


               P-COM NETWORK SERVICES, INC.


               By: /s/ Caroline Baldwin Kahl
                   -------------------------------
                    Name: Caroline Baldwin Kahl
                    Title: Secretary


               P-COM FINANCE CORPORATION


               By: /s/ Warren T. Lazarow
                   -------------------------------
                    Name: Warren T. Lazarow
                    Title: Secretary


               P-COM UNITED KINGDOM, INC.


               By: /s/ Warren T. Lazarow
                   -------------------------------
                    Name: Warren T. Lazarow
                    Title: Secretary


               TELEMATICS, INC.


               By: /s/ William L. Welch Jr.
                   -------------------------------
                    Name: William L. Welch Jr.
                    Title: Secretary